UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	March 10, 2023

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4995 Bradenton Avenue, Suite 240, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	NAVB	NYSE American
Preferred Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2023, Erika L. Eves, Vice President, Finance and Administration, Principal Financial Officer and Principal Accounting Officer of Navidea Biopharmaceuticals, Inc. (the “Company”), informed the Company of her resignation. Ms. Eves’ last day of employment with the Company will be March 31, 2023.

On March 16, 2023 the Company’s Board of Directors (the “Board”) designated Joseph W. Meyer as the Company’s Principal Financial Officer and Principal Accounting Officer, effective upon Ms. Eves’ departure from the Company.

Mr. Meyer, age 35, has served as Controller of the Company since April 2022. Mr. Meyer also served as the Company’s Accounting Manager from March 2017 to March 2022. Mr. Meyer holds a B.B.A. from Ohio University College of Business.

No compensation agreement or arrangement has been entered into with Mr. Meyer in connection with his appointment. Mr. Meyer has no family relationships that require disclosure pursuant to Item 401(d) of Regulation S-K and has not been involved in any transactions that require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On February 28, 2023, the United States Patent and Trademark Office issued Patent #11590236 for the Company’s application titled, “Compositions And Methods For Altering Macrophage Phenotype.” This patent covers the ability of the Company’s constructs to stimulate an immune response against tumors through targeted delivery of payloads that change the nature of macrophages to make them more proinflammatory. Efficacy of these constructs has been demonstrated in preclinical studies. The news of the Notice of Allowance of claims for this patent application was press released by the Company on January 3, 2023, and can be reviewed for further details.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: March 16, 2023	By:	/s/ Michael S. Rosol
Michael S. Rosol, Ph.D.
Chief Medical Officer
(Principal Executive Officer)

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